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                                                                    EXHIBIT 13.1


    CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES - OXLEY ACT OF 2002

In connection with the Annual Report on Form 20-F of Marconi plc (the "COMPANY") for the year ended March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "REPORT"), each of the undersigned former officers of the Company certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes - Oxley Act of 2002, that, to the best of such officer's knowledge:

     (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of the operations of the Company.


   /s/ John Jameson White
   -------------------------------------
   Name:  John Jameson White
   Title: Chief Executive Officer
   Date:  25 September, 2003


This certification accompanies the Report pursuant to Section 906 of the Sarbanes - Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes - Oxley Act of 2002, be deemed filed by the Company for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended.

A signed original of this written statement required by Section 906 has been provided to Marconi plc and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.
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    CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES - OXLEY ACT OF 2002

In connection with the Annual Report on Form 20-F of Marconi plc (the "COMPANY") for the year ended March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "REPORT"), each of the undersigned former officers of the Company certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes - Oxley Act of 2002, that, to the best of such officer's knowledge:

     (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of the operations of the Company.


   /s/ C C Holden
   -------------------------------------
   Name:  Christopher Holden
   Title: Chief Financial Officer
   Date:  25 September, 2003


This certification accompanies the Report pursuant to Section 906 of the Sarbanes - Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes - Oxley Act of 2002, be deemed filed by the Company for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended.

A signed original of this written statement required by Section 906 has been provided to Marconi plc and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.